UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2011

WENDY’S/ARBY’S RESTAURANTS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-161613 (Commission File Number)	38-0471180 (IRS Employer Identification No.)

1155 Perimeter Center West Atlanta, Georgia (Address of principal executive offices)	30338 (Zip Code)

Registrant’s telephone number, including area code: (678) 514-4100

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On January 20, 2011, Wendy’s/Arby’s Group, Inc., the parent company of Wendy’s/Arby’s Restaurants, LLC, announced that it is exploring strategic alternatives for Arby’s Restaurant Group, Inc., including a sale of the brand.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)                Exhibits

99.1              Press release issued by Wendy’s/Arby’s Group, Inc. dated January 20, 2011.

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signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 20, 2011

WENDY’S/ARBY’S RESTAURANTS, LLC

By:	/s/ Nils H. Okeson
Name: Nils H. Okeson
Title: Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by Wendy’s/Arby’s Group, Inc. dated January 20, 2011.